UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________
FORM 8-K
_____________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 2, 2016
____________________________________________________________
ALPHABET INC.
(Exact name of registrant as specified in its charter)
_______________________________________________________________

Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 Amphitheatre Parkway
Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 253-0000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
Alphabet Inc. (the "Company") is filing this Current Report on Form 8-K solely to recast certain information in the Company's Annual Report on Form 10-K for the year ended December 31, 2015, as amended (the "2015 Form 10-K"), in connection with its adoption of Accounting Standards Update No. 2014-10 (ASU 2014-10) "Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation", Accounting Standards Update No. 2015-02 (ASU 2015-02) "Consolidation (Topic 810): Amendments to the Consolidation Analysis", and Accounting Standards Update No. 2016-09 (ASU 2016-09), "Compensation - Stock Compensation (Topic 718) Improvements to Employee Share-Based Payment Accounting" beginning in the first quarter of 2016.
ASU 2014-10 removes the definition of a development stage entity from the Master Glossary of the Accounting Standards Codification (ASC), thereby removing the financial reporting distinction between development stage entities and other reporting entities. The amendment to the consolidation guidance requires companies with interests in development stage entities to reassess whether such entities are variable interest entities under ASC Topic 810, "Consolidation." We adopted this standard on a retrospective basis and have included additional disclosures related to certain entities that are now considered variable interest entities upon adoption.
ASU 2015-02 changes the analysis that a reporting entity must perform to determine whether it should consolidate certain types of legal entities. We adopted this standard on a retrospective basis which resulted in additional investments being considered variable interest entities and additional disclosures as applicable.
ASU 2016-09 amends several aspects of the accounting for share-based payment transactions and requires companies to present excess tax benefits as operating activities in the statement of cash flows, among other changes. We have retrospectively adjusted the presentation of excess tax benefits in our Consolidated Statements of Cash Flows.
The following information included in the 2015 Form 10-K is being recasted in the exhibits attached to, and included in, this Current Report on Form 8-K to reflect the impact from the adoptions of ASU 2014-10, ASU 2015-02 and ASU 2016-09. Such information supersedes in its entirety the information in Items 7 and 8 of the 2015 Form 10-K:

•	Part II, Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8 - Financial Statements and Supplementary Data
The information in this Current Report on Form 8-K and the exhibits hereto have not been updated to reflect any event or development occurring after February 11, 2016, the date on which the Company filed the 2015 Form 10-K with the Securities and Exchange Commission ("SEC"), other than with respect to the Company's adoption of ASU 2014-10, ASU 2015-02 and ASU 2016-09. This Current Report on Form 8-K does not represent an amendment to or restatement of the Company's 2015 Form 10-K. This Current Report on Form 8-K should be read in conjunction with the 2015 Form 10-K and the Company's other periodic reports filed with the SEC from the filing date of the 2015 Form 10-K through the date of this Current Report on Form 8-K, including the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
99.1
Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from Alphabet’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 11, 2016

99.2
Updates, where applicable, to Part II, Item 8. Financial Statements and Supplementary Data, from Alphabet’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 11, 2016

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.

Date: May 2, 2016	/s/ JAMES G. CAMPBELL
James G. Campbell Vice President, Alphabet Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
99.1
Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, from Alphabet’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 11, 2016

99.2
Updates, where applicable, to Part II, Item 8. Financial Statements and Supplementary Data, from Alphabet’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 11, 2016

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document